SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 17, 2000





                               LECTEC CORPORATION
             (Exact name of registrant as specified in its charter)


       Minnesota                     0-16159                 41-1301878
    (State or other             (Commission file          (I.R.S. Employer
    jurisdiction of                  number)             Identification No.)
     incorporation)




               10701 Red Circle Drive, Minnetonka, Minnesota 55343
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (952) 933-2291

Item 5.       Other Events.

         On November 17, 2000, LecTec Corporation ("LecTec") entered into an asset purchase agreement with The Ludlow Company LP and Sherwood Services AG, pursuant to which Ludlow and Sherwood will purchase certain assets of LecTec. Under the agreement, LecTec will receive $7,250,000 in cash upon closing of the transaction, subject to adjustment for changes in the net assets at the time of closing. The agreement is subject to approval by the shareholders of LecTec and other customary closing conditions. LecTec anticipates that the closing will occur in January 2001 immediately following its Annual Meeting of Shareholders.

         The foregoing is a summary of certain terms and conditions and is not intended to be complete. The press release filed as Exhibit 99 to this Form 8-K is hereby incorporated herein by reference.


Item 7.       Financial Statements and Exhibits.

                (c)      Exhibits

        Exhibit      Description of Exhibit
        -------      ----------------------

          99         Press release dated November 21, 2000

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2000



                                       LECTEC CORPORATION

                                       /s/ Douglas J. Nesbit
                                       -----------------------------------------
                                       Douglas J. Nesbit
                                       Chief Financial Officer

                                  EXHIBIT INDEX


          Exhibit     Description of Exhibit
          -------     ----------------------

            99        Press release dated November 21, 2000